SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 31, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                   001-15253                43-1804048
-------------------------------  --------------------   ------------------------
  (State or other jurisdiction     (Commission file           (IRS Employer
        of incorporation)               number)           Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.       Financial Statements and Exhibits

(c)           Exhibits

              Exhibit No.  Document
              (99)         Additional Exhibits

              99.1         News release  issued by Stilwell  Financial  Inc.
                           dated September 4, 2001 reporting: i) ending assets under management on August 31, 2001;
                           and ii) average assets under management for the two and eight months ended August 31, 2001, respectively, is attached hereto as Exhibit 99.1

              99.2         News release  issued by Stilwell  Financial  Inc.
                           dated October 1, 2001 reporting: i) ending assets under management on September 30, 2001; ii) average assets under management for the three and nine months ended September 30, 2001, respectively; and iii) information regarding Stilwell's third quarter 2001 earnings presentation conference call, is attached hereto as Exhibit 99.2

              99.3         News release  issued by Stilwell  Financial  Inc.
                           dated October 4, 2001 reporting that Stilwell declared a quarterly dividend to shareholders, is attached hereto as Exhibit 99.3


Item 9.       Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated September 4, 2001, reporting preliminary ending assets under management on August 31, 2001 and average assets under management for the two and eight months ended August 31, 2001, respectively.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated October 1, 2001, reporting preliminary ending assets under management on September 30, 2001 and average assets under management for the three and nine months ended September 30, 2001, respectively. Stilwell also reported the information regarding its third quarter 2001 earnings presentation conference call.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Stilwell news release, dated October 4, 2001, reporting that Stilwell's Board of Directors declared a quarterly dividend to shareholders.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Stilwell Financial Inc.


Date: October 5, 2001           By:        /s/  Douglas E. Nickerson
                                   -------------------------------------------
                                             Douglas E. Nickerson
                                   Vice President, Controller and Treasurer
                                        (Principal Accounting Officer)